Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of NeoGenomics,  Inc. (the "Company") on
Form  10-QSB  for the  period  ending  September  30,  2003 as  filed  with  the
Securities and Exchange  Commission on the date hereof (the "Periodic  Report"),
I, Thomas H. White, Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The  Periodic  Report  fully  complies  with the  requirements  of the
          Securities Exchange Act of 1934; and

     (2)  The information  contained in the Periodic Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.

    Date:   November 14, 2003                        /s/ Thomas H. White
                                                         Thomas H. White
                                                         Chief Executive and
                                                         Principal Financial Officer